Oppenheimer		Cusip	Bats BZX Exchange, Inc.
Emerging Markets Revenue ETF		68386C 864	REEM

Summary Prospectus	July 13, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/investors/funds/etf. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated July 13, 2017, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and Statement of Additional Information at https://www.oppenheimerfunds.com/investors/funds/etf. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective

Oppenheimer Emerging Markets Revenue ETF (the “Fund”) seeks to outperform the total return performance of the MSCI Emerging Markets Index, the Fund’s parent index (the “Parent Index”).

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.46%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	1.04%
Total Annual Fund Operating Expenses	1.50%
Fee Waiver and/or Expense Reimbursement[2]	(1.04%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.46%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 Oppenheimer Revenue Weighted ETF Trust (the “Trust”) and VTL Associates, LLC, the Fund’s investment adviser (“VTL” or “Management”), have entered into a written fee waiver and expense reimbursement agreement pursuant to which VTL has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) from exceeding 0.46% of average daily net assets. This agreement will remain in effect and will be contractually binding through October 25, 2018. This agreement may not be amended or withdrawn unless approved by the Board. If Total Annual Fund Operating Expenses would fall below the expense limit, VTL may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it reimbursed during the previous three year period. The amount of recoupment will not exceed any current expense cap or an expense cap that existed during the period for which expenses were recouped.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same, except that the Fund’s expenses are reduced through October 25, 2018 by the fee waiver and expense reimbursement agreement described above. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$47	$309

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the OFI Revenue Weighted Emerging Markets Index (the “Underlying Index”). The Underlying Index is constructed by re-weighting the constituent securities of the Parent Index according to the revenue earned by the companies in the Parent Index, subject to certain asset diversification requirements. Thus, the Underlying Index generally contains the same securities as the Parent Index, but in different proportions. The Underlying Index is rebalanced and reconstituted quarterly.

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies included in the Parent Index, and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund may invest up to 20% of its assets in other securities not included in the Underlying Index and cash and cash equivalents, including shares of money market funds advised by the investment adviser or its affiliates.

Since the Underlying Index will be constructed based on securities in the Parent Index, it will primarily consist of securities of emerging market companies. It may include securities of foreign companies other than emerging market companies, including European companies, and companies of any market capitalization, including small and medium capitalization companies. With respect to securities of foreign companies, the Fund may achieve its exposure either directly or through depositary receipts.

The Fund’s intention is to replicate the constituent securities of the Underlying Index as closely as possible. When a replication strategy could have adverse consequences to Fund shareholders, however, the Fund may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the Underlying Index, but may not track that index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of issuers that are economically tied to an emerging market country. For purposes of the 80% investment policy, the Fund considers an “emerging market country” to be one that is included in the Parent Index.

The investment adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. The Fund does not try to outperform the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund will typically concentrate in investments in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated, meaning that it may invest more than 25% of its net assets in that industry or group of industries.

The Underlying Index is sponsored by MSCI, Inc. (the 'Index Provider"), which is unaffiliated with the Fund and the investment adviser. The Index Provider publishes information regarding the market value of the Underlying Index.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

Principal Risks

Like all investments, investing in the Fund entails risks, including the risk that you may lose part or all of the money you invest.

Concentration Risk The Fund will typically concentrate in industries or groups of industries to approximately the same extent as its Underlying Index. The Fund may be adversely affected by the performance of the securities in a particular industry or group of industries and may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class than may be the case for a fund that was not concentrated in a particular industry or group of industries.

Depositary Receipt Risk Changes in foreign currency exchange rates affect the value of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and global shares (“Global Shares”) and, therefore, the value of the Fund’s portfolio. ADRs, GDRs and EDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. Global Shares are the actual (ordinary) shares of a non-U.S. company, which trade both in the home market and the U.S. and are represented by the same share certificate in both the U.S. and the home market. In addition, although the ADRs, GDRs, EDRs and Global Shares in which the Fund invests may be listed on major U.S. or foreign exchanges, there can be no assurance that a market for these securities will be made or maintained or that any such market will be or remain liquid. There is also no guarantee that a financial institution will continue to sponsor particular ADRs, GDRs or EDRs. As a result, the Fund may have difficulty selling securities, or selling them quickly and efficiently at the prices at which they have been valued.

Emerging Markets Risk The Fund’s investments in emerging markets may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.

Eurozone Investment Risk The Fund’s investments in the Eurozone may be subject to a greater risk than investments in other geographic regions. The recent global economic crisis that began in 2008 has caused severe financial difficulties for many European Union (“EU”) countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to depend on, the assistance from others, such as the European Central Bank, the International Monetary Fund, or other governments and institutions, to address those issues. By adopting the euro as its currency, members of the European Monetary Union (“EMU”) are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the EMU. The effects of such outcomes on the rest of the Eurozone and the global markets as a whole are unpredictable, but are likely to be negative, and may adversely impact market values of Eurozone and various other securities and currencies, cause redenomination of certain securities into less valuable local currencies, and result in more volatile and illiquid markets.

Foreign Currency Risk Changes in foreign currency exchange rates affect the value of investments denominated in a foreign currency, and therefore, the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.

Foreign Market Risk Because foreign securities in the Fund’s portfolio trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of those securities may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for Shares. Conversely, Shares of the Fund may trade on U.S. exchanges at times when foreign exchanges are not open for trading. This, in either case, could lead to a difference between the U.S. market value of the Shares and the underlying value of the Fund’s portfolio.

Foreign Securities Risk Investments in the securities of foreign companies may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, government debt burdens, or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities. Certain of the risks associated with foreign investments are heightened for investments in emerging market countries.

Geographic Focus Risk To the extent the Fund focuses on companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country or region and/or the surrounding countries or regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect the value of securities values held by the Fund.

Small and Medium Capitalization Stock Risk Small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares) may have an unproven or narrow technological base and limited product lines, distribution channels, markets and financial resources. Small and medium capitalization companies also may be dependent on entrepreneurial management, making the companies more susceptible to certain setbacks and reversals. Securities of small and medium capitalization companies may also be more sensitive to changes in the economy, such as changes in the level of interest rates. As a result, the securities of small and medium capitalization companies may be subject to more abrupt or erratic price movements than securities of larger companies, may have limited marketability, and may be less liquid than securities of companies with larger capitalizations.

Stock Market Risk Stock market risk is the risk that broad movements in financial markets will adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. There is also a risk that the price of one or more of the securities or other instruments in the Fund’s portfolio will fall.

Authorized Participant Concentration Risk Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Shares may trade at a discount to NAV or IIV, and the Fund may possibly face delisting.

Increased Volatility Risk Increased volatility may result from increased cash flows to the Fund and other market participants that continuously or systematically buy large holdings of small and medium capitalization companies (including those trading as ADRs, GDRs, EDRs and Global Shares), which can drive prices up and down more dramatically. Additionally, the announcement that a security has been added to a widely followed index or benchmark may cause the price of that security to increase. Conversely, the announcement that a security has been deleted from a widely followed index or benchmark may cause the price of that security to decrease.

Investment Approach Risk The Underlying Index, and thus the Fund, seeks to provide exposure to investments based on a specific selection criteria and a revenue weighting approach. There can be no assurance that the selection criteria and weighting approach will enhance the Fund's performance over time. It is expected that exposure to such investments criteria and weighting will detract from performance in some market environments, perhaps for extended periods. In such circumstances, the Fund's investment adviser will not adjust the Fund's investment process to target different criteria or weighting processes.

Market Trading Risk An investment in the Shares may present secondary market trading risks, including the inability to sell your Shares in the event of a severe market disruption, or the inability to buy and sell Shares at a price that reflects the actual value of the Fund’s portfolio. Although it is expected that Shares will remain listed for trading on Bats BZX Exchange, Inc. (the “Exchange”), disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the Shares (including through a trading halt), as well as other factors, may result in the Shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s net asset value (“NAV”) (calculated at the end of the day), or the intraday value of the Fund’s published basket of portfolio securities (i.e., the “intraday indicative value” or “IIV”). During such periods, you may be unable to sell your Shares or may incur significant losses if you sell your Shares. In addition, during such periods, such as a “flash crash,” different investment strategies or techniques, such as stop loss orders to sell your Shares, may not work as intended and may result in significant losses.

Non-Correlation Risk The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses, while the Underlying Index does not. Tracking error may also occur because of differences between the securities or other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in the timing of the accrual of dividends or interest, tax gains or losses, changes to the Underlying Index, or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions.

Calculation Methodology Risk The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index (or its Parent Index), including information that may be based on assumptions and estimates. Neither the Fund nor the investment adviser can offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

Operational Risk The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and the investment adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Portfolio Turnover Risk Because the Fund is rebalanced and reconstituted quarterly, the Fund may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return, and the more likely the Fund is to generate capital gains that must be distributed to shareholders as taxable income.

Performance

There is no performance information presented for the Fund because the Fund has not commenced operations prior to the date of this Prospectus.

Management

Investment Adviser

VTL Associates, LLC

Portfolio Managers

Vincent T. Lowry serves as a portfolio manager for the Fund and has ultimate responsibility for the investment management of the Fund. Mr. Vincent Lowry is the Senior Vice President of VTL and has managed the Fund since its inception. Justin V. Lowry and Sean P. Reichert serve as portfolio managers for the Fund and make the day-to-day investment decisions for the Fund. Mr. Justin Lowry is Vice President of VTL, and Mr. Reichert is a Portfolio Manager for VTL. Messrs. Justin Lowry and Reichert have managed the Fund since its inception.

Purchase and Sale of Shares

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units consisting of 100,000 Shares. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Individual Shares may only be purchased and sold on the Exchange through a broker-dealer. Shares will trade at market prices rather than at NAV or IIV. As such, Shares may trade at a price greater than NAV or IIV (premium) or less than NAV or IIV (discount).

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), OppenheimerFunds Distributor, Inc. may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Emerging Markets Revenue ETF

You can access the Fund’s prospectus and Statement of Additional Information at https://www.oppenheimerfunds.com/investors/funds/etf. You can also request additional information about the Fund:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	For requests by mail:	For requests by courier or express mail:
	OppenheimerFunds Services	OppenheimerFunds Services
	P.O. Box 5270	12100 East Iliff Avenue Suite 300
	Denver, Colorado 80217-5270	Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com